As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 033-07724
Registration Statement File No. 811-03200

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 42

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 48
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 1
(Exact Name of Registered Separate Account)

Massachusetts Mutual Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(413) 788-8411
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in Flex Extra, an Individual or Group Deferred Variable Annuity Contract.

Flex Extra Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1
(For Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2
(For Non-Qualified Arrangements)

This prospectus describes the Flex Extra individual variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (“MassMutual®,” “Company,” “we,” “us”). We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

You, the Contract Owner, have a number of investment options in the Contract. These investment options include a fixed interest account option called the Guaranteed Principal Account (GPA) and one or more variable investment divisions (Divisions) of our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account). Each Division, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Investment Options Available Under the Contract.”

The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Division. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.
• is not guaranteed by any bank or credit union.

• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra Variable Annuity.

Effective April 27, 2026

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Division during the Accumulation Phase.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Annuity Options.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Contract Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal that exceeds the free withdrawal amount and amounts applied to a Fixed Time Payment Option with a payment period of less than ten years.

Contract. The Flex Extra  Variable Annuity; an individual variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Owner. The person  or entity entitled to ownership rights under the Contract.

Contract Value. The sum of your values in the Divisions and the Guaranteed Principal Account (GPA) during the Accumulation Phase.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Division. The Separate Account assets are divided into Divisions. The assets of each Division will be invested in the shares of a single Fund.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Maturity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Maturity Date. The date Annuity Payments begin. Also known as the annuity starting date.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a  qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.  For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Contracts that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email)   ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Written Request. A written communication or instruction you send to us in Good Order. We may consent to receiving requests electronically or by telephone at our Service Center.

Overview of the Contract

What is this Contract, and what is it designed to do? The Flex Extra Variable Annuity Contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Divisions) of the Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account) and  one fixed interest account called the Guaranteed Principal Account (GPA). The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated Beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions.

We no longer sell Flex Extra. However, we continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.

This prospectus describes two Contracts: a Single Purchase Payment Contract and a Flexible Purchase Payment Contract. Both are individual variable annuity contracts. They both provide for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

The two Contract types are the same, except that there are:

•	different sales and administrative charges;

•	different minimum Purchase Payment amounts; and

•	certain differences associated with tax-qualified plans.

A Contract issued by Massachusetts Mutual Variable Annuity Separate Account 1 is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code (IRC). See “Taxes.”

A Contract issued by Massachusetts Mutual Variable Annuity Separate Account 2 is designed for use outside of the qualified retirement plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This Contract is referred to as non-qualified. See “Taxes.”

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Income Phase. Your Contract is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Income Phase.

The Contract offers seven underlying funds and one fixed account investment option. A list of the investment options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among:

○	the Separate Account Divisions, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	the GPA. Assets allocated to the GPA are credited with a specified rate that we declare in advance.

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Contract by applying your Contract Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Contract Value will be converted into income payments and you may no longer be able to withdraw money at will from the Contract. At this time, the Accumulation Phase will end, and the death benefit will terminate.

If you elect to apply your Contract Value to  a Fixed Time Payment Option with a payment period of less than ten years, the amount applied will be treated as a withdrawal and may be subject to a CDSC.

What are the primary features and options that the Flex Extra Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting our partial withdrawal form or full withdrawal form in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

•	All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

•	In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•	Tax treatment. You may transfer Contract Value among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only (1) when you make a partial or full withdrawal;
(2) when you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Division to any other Division on a regular schedule.

The Asset Allocation Program automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level. Contract Value allocated to the GPA cannot participate.

The Interest Sweep Option automatically transfers earnings from your Contract Value in the GPA to any one Division or combination of Divisions that you select.

The GPA Liquidation Program automatically transfers 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix D – State Variations of Certain Contract Features.”

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes.
If your Contract is a Flexible Purchase Payment Contract and, within nine years following your Issue Date, you withdraw money from your Contract or apply your Contract Value to a Fixed Time Payment Option with a payment period of less than ten years, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 8% of the amount withdrawn (less a 10% free withdrawal amount)  or applied to the Fixed Time Payment Annuity Option, declining to 0% after the ninth year.
For example, if you withdraw $100,000 during the first year after your Contract is issued, you could be assessed a charge of up to $7,200 on the amount withdrawn.
If your Contract is a Single Purchase Payment Contract and, within five years following your Issue Date, you withdraw money from your Contract or apply your Contract Value to  a Fixed Time Payment Option with a payment period of less than ten years, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 5% of the amount withdrawn (less a 10% free withdrawal amount)  or applied to the Fixed Time Payment Annuity Option, declining to 0% after the fifth year.
For example, if you withdraw $100,000 during the first year after your Contract is issued, you could be assessed a charge of up to $4,500 on the amount withdrawn.
The impact of the CDSC shown in these examples could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?	No. We do not assess a charge to transfer Contract Value among the investment options during the Accumulation Phase.	Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
Base Contract
	Single Purchase Payment	1.30%(1)	1.30%(1)
	Flexible Purchase Payment	1.30%(1)	1.30%(1)
	Fund fees and expenses	0.44%(2)	0.96%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	Single Purchase Payment: $1,563	Single Purchase Payment: $1,979
	Flexible Purchase Payment: $1,568	Flexible Purchase Payment: $1,983
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative expense charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual administrative charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of the daily value of the Contract Value allocated to the Funds on an annualized basis.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

If your Contract is a Flexible Purchase Payment Contract, CDSCs may apply if you withdraw money from your Contract or apply your Contract Value to certain Annuity Options in the first nine Contract Years. If your Contract is a Single Purchase Payment Contract,  CDSCs may apply if you withdraw money from your Contract or apply your Contract Value to certain Annuity Options in the first five Contract Years.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of the fixed account, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

An investment in the Contract is subject to the risks related to the Depositor (MassMutual). Any obligations (including under the fixed account), guarantees, and benefits of the Contract are subject to the Claims-Paying Ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

MassMutual reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

Transfers from the GPA to the Funds are subject to certain restrictions.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer Programs – Transfers During the Accumulation Phase

Are There Any Restrictions on Contract Benefits?

Yes.

•

If your Contract is a  non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan under your Contract.

•

We charge interest on loans.

•

If the loan is in default, the outstanding debt will be considered a taxable distribution.

•

Loans may negatively affect the death benefit and Contract Value.

Additional Benefits – Right to Take Loans

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may have received compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual.  Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.  Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Distribution
Should I Exchange my Contract?
•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)
Single Purchase Payment Contract	5%	5%
Flexible Purchase Payment Contract	8%	8%
(1)	The CDSC percentage charge is a percentage of the amount withdrawn or applied to certain Annuity Options. For Single Purchase Payment Contracts, the CDSC percentage decreases over time in the following manner: 5% in year 1, 4% in year 2, 3% in year 3, 2% in year 4, 1% in year 5, and 0% in year 6 or later. For Flexible Purchase Payment Contracts, the CDSC percentage decreases over time in the following manner: 8% in years 1 and 2, 7% in year 3, 6% in year 4, 5% in year 5, 4% in year 6, 3% in year 7, 2% in year 8, 1% in year 9, and 0% in year 10 or later.

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

Annual Contract Expenses	Maximum	Current
Administrative Expenses(1)
Single Purchase Payment Contract	$50	$30
Flexible Purchase Payment Contract	$50	$35
Base Contract Expenses (as a percentage of average account value)	1.40%(2)	1.30%(2)
(1)	This represents the administrative charge.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative expense charge. For both the Single Purchase Payment and Flexible Purchase Payment versions, the current mortality and expense risk charge is 1.15% annually and the current administrative expense charge is 0.15% annually. For both the Single Purchase Payment and Flexible Purchase Payment versions, the maximum mortality and expense risk charge is 1.25% annually and the maximum administrative expense charge is 0.15% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Operating Expenses

Charge	Minimum	Maximum
Range of annual Fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.44%	0.96%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Contract Owner transaction expenses, annual Contract fees, and Fund fees and expenses. The Examples assume that no loan has been taken. The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

There are two sets of Examples. The first set assumes you purchased a Single Purchase Payment Contract and the second set of Examples assumes you purchased a Flexible Purchase Payment Contract.

The examples assume all Contract Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

Examples for a Single Purchase Payment Contract

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge.

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Division that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Divisions:

○	the one that invests in the Fund with the maximum operating expenses; or

○	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$7,040	$10,334	$13,713	$27,112	$2,410	$7,419	$12,691	$27,112
Division with minimum operating expenses	$6,546	$8,808	$11,105	$21,777	$1,890	$5,848	$10,056	$21,777

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$6,926	$9,983	$13,116	$25,904	$2,290	$7,058	$12,088	$25,904
Division with minimum operating expenses	$6,432	$8,454	$10,496	$20,507	$1,770	$5,483	$9,440	$20,507

For the Single Purchase Payment Contract, the examples using current expenses reflect the annual administrative charge of $30 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.05%.

Examples for a Flexible Purchase Payment Contract

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge.

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Division that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information about Fees” apply, and

•	that you selected one of two Divisions:

○	the one that invests in the Fund with the maximum operating expenses; or

○	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$9,817	$14,221	$17,804	$27,112	$2,410	$7,419	$12,691	$27,112
Division with minimum operating expenses	$9,339	$12,754	$15,301	$21,777	$1,890	$5,848	$10,056	$21,777

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Division with maximum operating expenses	$9,711	$13,898	$17,255	$25,955	$2,295	$7,073	$12,113	$25,955
Division with minimum operating expenses	$9,233	$12,428	$14,740	$20,561	$1,775	$5,499	$9,466	$20,561

For the Flexible Purchase Payment Contract, the examples using current expenses reflect the annual administrative charge of $35 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.05%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract.

Market Risk. There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in ‘‘Important Information You Should Consider About the MassMutual Flex Extra Variable Annuity,’’  ‘‘Withdrawals,’’  and ‘‘Taxes.’’

Contract Benefits Risk. In some states, if your Contract is a non-ERISA and non-Texas Optional  Retirement Program tax-sheltered annuity, you may be able to  take a loan under your Contract. We charge interest daily on any outstanding loan. If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be  in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting.  A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GPA option and other General Account obligations.

Contract Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Contract is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Contract Owners to read and understand our financial statements.

The Separate Accounts

We established Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) as a separate account for Qualified Contracts under Massachusetts law on April 8, 1981. We established Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2) as a separate account for Non-Qualified Contracts under Massachusetts law on October 14, 1981. The Separate Accounts are registered with the SEC as unit investment trusts under the Investment Company Act of 1940 (1940 Act).

The Separate Accounts hold the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the assets of each Separate Account separate from the assets of our General Account and other Separate Accounts. The Separate Accounts are divided into Divisions, each of which invests exclusively in a single Fund.

We own the assets of the Separate Accounts. We credit gains to, or charge losses against, the Separate Accounts, whether or not realized, without regard to the performance of other investment accounts. The assets of the Separate Accounts may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate

Account). If assets of the Separate Accounts exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of each Separate Account are not our generalized obligations and will be satisfied solely by the assets of each Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Guaranteed Principal Account (GPA)

We offer one fixed account as an investment option within our General Account, referred to as the Guaranteed Principal Account. Information regarding the GPA, including its name, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Purchase Payments allocated to the GPA and transfers to the GPA become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Subject to restrictions detailed under “Transfers and Transfer Programs” and “Withdrawals,” you may make transfers of your Contract Value into or from the GPA and withdrawals from the GPA. You do not participate in the investment performance of the assets in the GPA. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For tax-sheltered annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s) expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives. Contract Value allocated to a Division will vary based on the investment experience of the corresponding Fund in which the Division invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Contract Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Contract Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.22%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Contract Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Contract Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Contract Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative expense charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Maturity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

We may increase the mortality and expense risk charge at any time while you own the Contract, but the charge will never exceed 1.25%.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Division	1.15%	1.25%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the maximum amount.

Administrative Expense Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Expense Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Division	0.15%	0.15%

Administrative Charge

Starting in the second Contract Year, we impose a charge against each Contract to reimburse us for expenses relating to the issuance and maintenance of the Contract. We may increase this charge at any time while you own the Contract, but the charge will never exceed $50.

Administrative Charge
When Charge is Deducted		Current	Maximum
On the first day of the Contract Year	Single Purchase Payment Contract Flexible Purchase Payment Contract	$30 $35	$50 $50

We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges. We make this deduction from the Funds you have selected in the order noted in your Contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your Contract Value in the GPA on the Contract Anniversary.

Transfer Fee

There is no charge for transfers during the Accumulation Phase. We do not allow transfers during the Income Phase.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. We may also apply the charge if you elect a Fixed Time Payment Option with a payment period of less than ten years. See “The Income Phase – Annuity Options – Fixed Time Payment Option.” We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the amount you withdraw that exceeds the free withdrawal amount.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to the Fixed Time Payment Option.

The CDSC is assessed as follows:

CDSC
Contract Year When Withdrawal is Made or Contract Value is Applied to Certain Annuity Options*	CDSC for Flexible Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain Annuity Options*)	CDSC for Single Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to certain Annuity Options*)
1	8%	5%
2	8%	4%
3	7%	3%
4	6%	2%
5	5%	1%
6	4%	0%
7	3%	0%
8	2%	0%
9	1%	0%
10 and later	0%	0%

* See “The Income Phase – Annuity Options – Fixed Time Payment Option.”

See ‘‘Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.’’

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, if any, contact your registered representative or us at our Service Center.

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Maturity Date for your Contract.

Free Withdrawals

Each Contract Year and on the Maturity Date, you may withdraw or apply to an Annuity Option, without incurring a Contingent Deferred Sales Charge, up to 10% of your Contract Value. You may take this 10% in multiple withdrawals each Contract Year.

We have a different free withdrawal provision for Contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a Contingent Deferred Sales Charge on withdrawals in each Contract Year equal to the greater of:

•	10% of the Contract Value on the date of the first withdrawal in the Contract Year; or

•	earnings in the Contract as of the date of the withdrawal.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

See ‘‘Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.’’

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either for them from your Purchase Payments when they are made, from your Contract Value when you make withdrawals, when you enter the Income Phase, or upon your death, depending on your state of residence, or we may adjust the annuity rates for Premium Tax assessed. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Contract Owner. The Contract Owner is named at the time you apply for a Contract. The Contract Owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities).

If your Contract is Non-Qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

In most states, we would not issue a Flexible Purchase Payment Contract to you if you were 75½ years or older as of the date we proposed to issue the Contract.

As the Contract Owner of the Contract, you exercise all rights under the Contract. The Contract Owner names the Beneficiary.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and Individual Retirement Annuities (IRAs), an individual cannot be the Contract Owner under a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You may change the Annuitant before the Maturity Date subject to our approval. However, the Annuitant may not be changed on a Contract owned by a non-natural person unless the Contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change of Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, they must also consent to the exercise of other contractual rights.

You can name different classes of Beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the Beneficiary over that Beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the IRA owner or plan participant died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated Beneficiary, and certain trusts as Beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust Beneficiary).

However, if the IRA owner or plan participant dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated Beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA  payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See ‘‘Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.’’

Purchasing a Contract

We no longer sell the Flex Extra variable annuity contract. However, we do continue to administer existing Contracts. If you have a flexible Purchase Payment Contract, you may continue making additional Purchase Payments to your Contract.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$2,000, if you intend to make only one Purchase Payment over the lifetime of the Contract; or

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

The maximum amount total Purchase Payments we will allow without home office approval is $1 million ($500,000 in New Jersey).

You can make additional Purchase Payments by sending payments to one of our purchase payment processing centers:

•	by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual VA Annuity Payment Services MassMutual PO Box 92714 Chicago, IL 60675-2714	Overnight Mail MassMutual VA Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 92714 Chicago, IL 60656

•	by wire transfer. For instructions on how to make a Purchase Payment by wire transfer, please contact your registered representative.

You may also send Purchase Payments to our Service Center.

We have the right to reject any application or Purchase Payment.

Automatic Investment Plan (AIP)

Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment options according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.

Any allocations to the Divisions that invest in the Funds that you have selected must be in whole percentages and must total 100%.

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a Non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Contract Value

Your Contract Value is the sum of your value in the Divisions and the GPA.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Contract, we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Divisions as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Division purchased or sold. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Division by the dollar value of one Accumulation Unit of the Division as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Division was arbitrarily set initially at $1.00. Subsequent Accumulation Unit values for each Division are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Division for the current Business Day.

The net investment factor for each Division is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Division for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Division.

B is the net asset value per share of the funding vehicle or portfolio held by the Division for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Division as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML VIP Barings Core Bond Division . When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML VIP Barings Core Bond Division is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML VIP Barings Core Bond Division .

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC and your Contract will be terminated. The value you will receive back is based on the formula shown in your Contract. See ‘‘Appendix D – State Variations of Certain Contract Features.’’

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Division or the GPA. You can make a transfer to or from any Division and to or from the GPA. During the Accumulation Phase, we do not assess a transfer fee. We reserve the right to limit transfers to once every 90 days and to not allow transfers during the 30-day period before your Contract enters the Income Phase.

Transfers from the GPA to the Funds are subject to the following restrictions. Due to these restrictions, if you allocate assets to the GPA, it may take several years to transfer the full allocation out of the GPA.

•	You are limited to one transfer out of the GPA each Contract Year.

•	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your Contract Value from the GPA for three consecutive Contract Years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your Contract Value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA.

If your Contract is a tax-sheltered annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

•	25% of the amount in the GPA on the date the transfer is made; or

•	the amount in the GPA on the date the transfer is made, less the amount of any outstanding Contract loan.

If your Contract Value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA, less the amount of any outstanding Contract loan.

Finally, we reserve the right to:

•	limit the sum of any transfer and partial withdrawals from the GPA during any Contract Year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that Contract Year; and

•	prohibit transfers from the GPA to the MML VIP Barings U.S. Government Money Market Fund.

Transfers During the Income Phase

You may not make any transfers during the Income Phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Asset Allocation Program, Interest Sweep Option, and GPA Liquidation Program.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount from a selected Division to any of the other Division(s) or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Division to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Asset Allocation Program

The Asset Allocation Program allows you to periodically adjust the percentage of your Contract Value allocated to selected investment options. We will automatically transfer money between investment options to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one Fund can be offset by gains in another.

This program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfers you elected;

•	if you apply your Contract Value to an Annuity Option;

•	if you request a loan on a TSA Contract; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in the GPA to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	if you apply your Contract Value to an Annuity Option;

•	if you request a loan on a TSA Contract; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date

GPA Liquidation Program

Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year. This option lets you systematically transfer your money into more aggressive Funds. The GPA Liquidation Program does not assure a profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA Contract;

•	if you apply your Contract Value to an Annuity Option;

•	if you add any money to the GPA through transfers or additional Purchase Payments during the 4-year period; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Contract Owners and Beneficiaries under the Contract, including long-term Contract Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Divisions, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that a Contract Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Contract Owner to submit transfer requests by regular mail only. We will not accept other Contract Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by the Fund.

Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Contracts owned by a Contract Owner whose trading activity under one variable Contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Contract Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Contract Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Contract Owners.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Contract Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. If your Contract Value is less than $2,000 on the Maturity Date or if you elect variable payments and the Annuity Option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of Annuity Payments. If you elect fixed payments and payments amount to less than $20 each, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Maturity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Maturity Date we do not have your instructions, we will assume you elected a variable monthly annuity under a life income option with 120 Annuity Payments guaranteed. We will transfer Contract Value in the GPA, if any, to a money market fund and use your full Contract Value to provide variable Annuity Payments based on your current Fund allocations. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Maturity Date or the Annuity Payment Start Date. According to your Contract, your Maturity Date must be on or before the Contract Anniversary nearest the Annuitant’s 85th birthday. However, you may defer the Maturity Date to age 100 (including for a Charitable Remainder Trust if permitted by state law).

You chose your Maturity Date when you purchased your Contract. After you purchased your Contract, you can request an earlier Maturity Date by Written Request. You can request that we delay your Maturity Date by Written Request or by telephone any time before or on the Maturity Date.

Annuity Payments

On the Maturity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Maturity Date;

•	the Annuity Option you elect;

•	the age and sex of the Annuitant or joint Annuitants, if applicable;

•	the guaranteed payout rates associated with your Contract;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under a Fixed Time Payment Option only); and

•	the deduction of Premium Taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the Maturity Date are more favorable than the minimum guaranteed rates listed in your Contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Contract on the Maturity Date;

•	the Annuity Option you elect;

•	the age and sex of the Annuitant or joint Annuitants, if applicable;

•	the guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under a Fixed Time Payment Option only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a withdrawal as permitted under certain Annuity Options or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Qualified Contract no later than the beginning date required by the  IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, other than a Roth IRA, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in  IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan. For Roth IRAs, you are not required to take distributions during your lifetime, but your Beneficiary will be subject to RMDs upon your death.

Limitations on Annuity Options

If you purchased the Contract as a Qualified Contract, the  RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

The following Annuity Options are available. After Annuity Payments begin, you cannot change the Annuity Option or the frequency of Annuity Payments. Also, you may not transfer among the Funds and the GPA. In addition, during the Income Phase we do not allow withdrawals, except under options A, B and D. The Annuity Options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead. For Qualified Contracts, if, upon the death of the Contract Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payment remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

(A) Fixed Income Payment Option (available as a fixed payment only). We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. All or part of the unpaid balance may be withdrawn or applied to another available Annuity Option.

(B) Fixed Time Payment Option. We will make fixed and/or variable monthly Annuity Payments for any period elected, up to 30 years. We may deduct a Contingent Deferred Sales Charge if you elect a payment period of less than ten years.

You may elect to withdraw the commuted value of the remaining unpaid monthly Annuity Payments. We may deduct a Contingent Deferred Sales Charge if we did not do so on the Maturity Date.

(C) Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the Annuitant. If you elect this option, we will make Annuity Payments:

•	without any guaranteed number of payments;

•	with payments guaranteed for the amount applied; or

•	with a guaranteed number of payments for 5, 10 or 20 years.

(D) Interest Payment Option (available only on Non-Qualified Contracts and available only as a fixed payment option). We will hold any amount applied to this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. All or part of the unpaid balance may be withdrawn or applied to another available Annuity Option.

(E) Joint Lifetime Payment Option. We will make fixed and/or variable Annuity Payments, based on the lives of two Annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

•	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both Annuitants have died.

•	Payments guaranteed for ten years. Payments stop at the end of ten years, or when both Annuitants have died, whichever is later.

(F) Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two Annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value determined as of the Business Day we receive due proof of death in Good Order at our Service Center; or (2) an amount based on your Purchase Payments less any withdrawals and any applicable charges.

		Standard	None	• This benefit terminates upon a full withdrawal or annuitization of the Contract Value.
Asset Allocation Program	Automatically transfers money between the Divisions you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program, Interest Sweep Option, or GPA Liquidation Program are in effect.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a Division to other Divisions you have selected, at set intervals.	Optional	None	• Cannot use if the Asset Allocation Program, Interest Sweep Option, or GPA Liquidation Program are in effect.
Automatic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Divisions you have selected.	Optional	None, but we reserve the right to charge $3 per withdrawal in the future.	• In order to participate in this program: (1) there must be at least $25,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.
Interest Sweep Option	Automatically transfers earnings from your Contract Value in the GPA to any one Division or combination of Divisions you select.	Optional	None
•

In order to participate in this program there must be at least $5,000 in Contract Value.

•

Cannot use if the Asset Allocation Program, Dollar Cost Averaging Program, or GPA Liquidation Program are in effect.

GPA Liquidation Program	Automatically transfers 25% of your GPA balance to one or more Funds until your GPA balance is liquidated in the fourth consecutive year.	Optional	None	• Cannot use if the Asset Allocation Program, Dollar Cost Averaging Program, or Interest Sweep Option are in effect.
Right to Take Loans	If your Contract is a non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan.	Standard	None
•

A portion of your Contract Value equal to the loan amount is held in the loaned portion of the GPA.

•

We charge daily interest on any outstanding loan at an effective annual interest rate.

•

Interest on outstanding loans is due and payable quarterly.

•

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be in default and will be considered a taxable distribution.

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options. See the section below entitled “Death Benefit Payment Options During the Accumulation Phase.” If your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and your surviving spouse is the sole primary beneficiary, he or she may elect to become the Contract Owner at the then current Contract Value subject to certain restrictions. See the section below entitled “Death Benefit Payment Options During the Accumulation Phase – Additional Option for a Spouse Who is the Sole Primary Beneficiary.”

Death Benefit During the Accumulation Phase

The death benefit values are determined as of the Business Day we receive due proof of death in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Division will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

The death benefit will be the greater of:

•	your Contract Value; or

•	your total Purchase Payments, less any withdrawals, and less any applicable charges.

We will deduct the amount of any applicable Premium Taxes, and the amount of any outstanding Contract debt if the Contract is a TSA. We do not impose a Contingent Deferred Sales Charge on death benefit payments.

See “Appendix C – Death Benefit Examples.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for Qualified Contracts in order to comply with RMD rules.

For Non-Qualified Contracts, a Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit within five years of the date of death.

•	Option 2 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of your death.

For Qualified Contracts, a Beneficiary must elect to receive the death benefit under one of the following options, in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

•	Option 3 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See the sub-section below entitled “Beneficiary IRA” for rules and restrictions.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary Beneficiary under a Contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the Contract. Generally, if the Contract is continued, then:

•	the initial value will equal the then-current Contract Value;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Contract Owner’s rights under the Contract.

Exceptions are as follows:

•	if at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum Contract issue age, then the Contract cannot be continued.

If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.

The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the Beneficiary over that Beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other Qualified Contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated Beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated Beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, or if a Contract was issued as a Beneficiary IRA, the following rules apply:

•	For a contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the Contract. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current Contract, any withdrawals in excess of the RMD will not be subject to a CDSC.

•	For a contract with multiple Beneficiaries, a Beneficiary IRA payout option is not available under the Contract. However, a Beneficiary wishing to establish a Beneficiary IRA may elect a direct transfer of the lump sum death benefit to a Beneficiary IRA established for their benefit.

•	If a contract was issued as a Beneficiary IRA, any withdrawals under a new Beneficiary IRA Contract in excess of the RMD may be subject to a CDSC as indicated by the terms of the Contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each investment option in the ratio that your value in each bears to your Contract Value. If the original owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time the Beneficiary IRA is established will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or, if a Contract is issued as a Beneficiary IRA, the amount transferred to the Contract.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	If a beneficiary elects the Beneficiary IRA payout option under a Contract, upon the death of the Annuitant of the Beneficiary IRA, any remaining Contract Value will be paid the the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a contract was issued as a Beneficiary IRA, upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust Beneficiary and the oldest trust Beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all Beneficiaries, current and future, must be identifiable from the trust instrument. If any Beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after

December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you die during the Income Phase and the Annuitant is still alive, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Death of Annuitant

If the Annuitant, who is not the Contract Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If you do not name an Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. If the Contract Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Contract Owner and pay the death benefit as described in “Death Benefit – Death of Contract Owner During the Accumulation Phase.” You cannot name a new Annuitant during the Annuity Phase.

Upon the death of the last surviving Annuitant on or after the Maturity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Right to Take Loans from a TSA Contract

In some states, if your Contract is a non-ERISA and non-Texas Optional Retirement Program tax-sheltered annuity, you may be able to take a loan under your Contract. All such loans must conform to the requirements of the Internal Revenue Code and your specific plan. If you are impacted by a federally declared disaster, you may qualify for increased loan limits and/or repayment deferral. You must request a loan by mailing, faxing or emailing all required forms in Good Order to our Service Center. Loan proceeds generally are mailed within ten Business Days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the Business Day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment option(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your Contract Value equal to the loan amount is held in the loaned portion of the GPA. On each Contract Anniversary while a loan is outstanding, an amount of Contract Value equal to any due and unpaid loan interest is also transferred to the loaned portion of the GPA. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA, unless you request for us to transfer the repayment amount to your investment option(s) based upon your current Purchase Payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate which may change annually. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of the GPA. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient Contract Value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire Contract Value, we will deduct any outstanding Contract Debt from the amount you withdraw. If you make a partial withdrawal, the Contract Value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any Contingent Deferred Sales Charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value because the investment results of the Funds and current interest rates credited to the non-loaned portion of the GPA do not apply to amounts held in the loaned portion of the GPA. Depending on the investment results of the Funds or credited interest rates for the non-loaned portion of the GPA while the loan is outstanding, the effect could be favorable or unfavorable.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit.

If you make a partial withdrawal, you must tell us from which investment options you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or the non-loaned portion of the GPA, if less. We require that after you make a partial withdrawal you keep at least $500 in the Contract, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

If you request a full withdrawal of your Contract Value, you may ask us to make the payment in one sum or apply the amount to one or more Annuity Options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any Contract Year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that Contract Year.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix B – Contingent Deferred Sales Charge and Free Withdrawal Amount Examples.”

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your Contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned Qualified Contracts or Contracts owned under a governmental 457(b) deferred compensation plan.

Automatic Withdrawal Option Program

We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Automatic Withdrawal Option Program allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Contract Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Contract Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below $500, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Contract is a Beneficiary IRA, your Automatic Withdrawal Option Program cannot be terminated.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any Contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Accounts are not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the Divisions but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a Contract  Owner will be deemed to own the assets in the Contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts

Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2026, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the  IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$72,000; or

•	25% of compensation (a maximum of $360,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.”  You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$72,000; or

•	100% of compensation or earned income (a maximum of $360,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $24,500, with an additional catch-up contribution of up to $8,000 available for eligible plan participants age 50 or over. For eligible participants age 60–63, this catch-up contribution limit is increased to $11,250. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a plan participant’s highest three years; or

•	$290,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$72,000; or

•	100% of includible compensation (a maximum of $360,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $24,500, with an additional catch up of up to $8,000 available for eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be made by  those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$24,500; or

•	100% of includible compensation.

In addition, catch-up contributions of up to $8,000 may be made by eligible plan participants  age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be available for those within three years of normal retirement age under the plan. The Contract purchased is issued to the employer or trustee, as applicable. All Contract Value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

This Contract could not be purchased as part of a governmental 457(b) deferred compensation plan in New York. See “Appendix D  –  State Variations of Certain Contract Features.”

Taxation of Non-Qualified Contracts

You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.

Withdrawals

The IRC generally treats any withdrawal (1) allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity Payments occur as the result of the Contract reaching its annuity starting date, also known as the Maturity Date. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.

The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity Contract which is included in income may be subject to an additional income tax. This additional tax is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in IRC Section 72(m)(7);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary. Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional income tax), but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your Contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of an Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

(a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in IRC Section 72(m)(7);

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care (without regard to whether you itemize deductions for the taxable year);

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks (or would have been eligible to receive unemployment compensation but for self-employed status) and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	experiences a hardship, as provided in IRC Section 403(b)(11)(B);

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H);

•	qualifies for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifies for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifies for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship,  for plan years beginning before 2024,  the TSA plan participant could only withdraw the Purchase Payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program

No withdrawals may be made in connection with a Contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first 12 months of employment;

•	retire;

•	die; or

•	attain age 70½.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 59½;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO);

•	qualifying for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifying for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifying for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the Contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary.  If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the Income Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period to the extent required by Regulations issued under IRC Section 401(a)(9).  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

For purposes of these rules, the Owner of a Roth IRA is always treated as having died before their required beginning date, since RMDs are not required during the owner’s lifetime.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under a payout option, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges

IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Income Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Income Phase and the contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

○	the life or life expectancy of the Contract Owner, or joint and last survivor expectancy of the Contract Owner and a designated Beneficiary, or

○	for a specified period of ten years or more;

•	distributions which are Required Minimum Distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity;

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any Beneficiary (including a contingent Beneficiary) of a trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually.

This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Distribution

The Contracts are no longer for sale to the public. While the Contracts were offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the Contracts. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Accounts, MMLIS serves as principal underwriter of the Contracts.

MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS also receives compensation for its actions as principal underwriter of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available variable annuity Contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Contract. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

You can assign the Contract at any time during your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in Good Order. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract. If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable Beneficiary before we assign proceeds.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a Contract.

Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain Qualified Contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Divisions for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the GPA or payment of loan proceeds from the GPA for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Division until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Contract Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Contract-related transactions (including the processing of orders from owners and orders with the Funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Investment Options Available Under the Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/FlexExtra. You can also request this information at no cost by calling (800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(4)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	4.79%	3.90%	11.38%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	15.32%	7.28%	11.00%
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(2)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(3)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.

(4)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(5)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(6)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Guaranteed Principal Account (GPA)” for more information.

Name	Minimum Guaranteed Interest Rate
Guaranteed Principal Account	3.5%

Appendix B

Contingent Deferred Sales Charge and Free Withdrawal Amount Examples

Example 1 ~ CDSC for Flexible Purchase Payment Contracts

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount	End of Year Contract Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	200,000	340,000
4	7	January 15	120,000	480,000

•	At the beginning of Contract Year 8, a partial withdrawal of $250,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. The FWA is 10% of the Contract Value which is $48,000 (10% x $480,000).

•	We next determine the remaining withdrawal amount after the deduction of the free withdrawal amount which is $202,000 ($250,000 – $48,000).

•	Since the withdrawal is being made in Contract Year 8, the CDSC is 2% or $4,040 ($202,000 x 2%).

•	The total CDSC for this withdrawal is $4,040, which is deducted from the withdrawal amount of $250,000. The net amount of $245,960 ($250,000 – $4,040) is paid to the Contract Owner, unless otherwise instructed.

Example 2 ~ CDSC for Single Purchase Payment Contracts

•	The following Purchase Payments are made:

Contract Year	Purchase Payment	Withdrawal	End of Year Contract Value
1	$100,000		$105,000
2			110,000
3			106,000
4			120,000
5		$50,000	75,000

•	At the beginning of Contract Year 5, a partial withdrawal of $50,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount (FWA) not subject to a CDSC. The FWA is 10% of the Contract Value which is $12,000 (10% x $120,000).

•	We next determine the remaining withdrawal amount after the deduction of the free withdrawal amount which is $38,000 ($50,000 – $12,000).

•	Since the withdrawal is being made in Contract Year 5, the CDSC is 1% or $380 ($38,000 x 1%).

•	The total CDSC for this withdrawal is $380, which is deducted from the withdrawal amount of $50,000. The net amount of $49,620 ($50,000 – $380) is paid to the Contract Owner, unless otherwise instructed.

Appendix C

Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner dies in Contract Year 5.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Contract Owner’s death and election of the payment method)		101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Death Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	80,000
6 (receive due proof of Contract Owner’s death)			95,000	80,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments less withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000). The total Purchase Payments less withdrawals is $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death, the Contract Value is $95,000. The total Purchase Payments less withdrawals is $80,000. Therefore, the death benefit is $95,000 (the greater of $95,000 and $80,000).

Example 3 ~ Impact of an Outstanding Loan

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A $30,000 loan is taken in Contract Year 3 and repayments begin 3 months later.

•	Contract Owner dies in Contract Year 5.

•	All contract values in the table below reflect the application of any purchase payments and the offset of any outstanding loans.

Beginning of Contract Year	Purchase Payment	Loan	Contract Value After Purchase Payment and Loan	Total Purchase Payments Less Outstanding Loans
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3		$30,000	$85,000	$80,000
5 (receive due proof of Contract Owner’s death)			90,000	85,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payment less outstanding loans.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less outstanding loans to $110,000.

•	At the beginning of Contract Year 3, a $30,000 loan is taken, bringing the total Purchase Payments less loans to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,000. With the loan repayments totaling $5,000 of principal, the total Purchase Payments less outstanding loans is $85,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $90,000.

Appendix D

State Variations of Certain Contract  Features

State	Feature	Variation
New Jersey	Purchase Payments	The maximum amount total Purchase Payments we will allow without home office approval is $500,000.
New York	457(b) Deferred Compensation Plan Contracts	Not available.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services  –  Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Qualified Contracts:
Investment Company Act file number: 811-03200
Securities Act file number: 033-07724
Class (Contract) Identifier: C000021296

Non-Qualified Contracts:
Investment Company Act file number: 811-03354
Securities Act file number: 033-07723
Class (Contract) Identifier: C000021298

AN1000

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1
MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2
(Registered Separate Accounts)

FLEX EXTRA

April 27, 2026

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated April 27, 2026 (the Prospectus).

The Prospectus is available upon written or oral request from MassMutual®, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	16
The Separate Accounts .................................	2	16
Assignment of Contract ................................	2	54
Service Arrangements and Distribution .................	3	53
Contract Value Calculations for Amounts Allocated to a Division ...............................................	4	25
Experts ................................................	7
Financial Statements ...................................	7

1

AN1000-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNTS

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the Contracts), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a Contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) Contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant’s lifetime and received in Good Order by MassMutual at its Home Office. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, Contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a Contract is in effect on the Maturity Date, MassMutual reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the Maturity Date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all Purchase Payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the Contract, and any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to IRC Section 403(b) (tax-sheltered annuities or TSAs) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for Contract loans; and

2

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The Contracts were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to an underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Accounts, MMLIS, serves as principal underwriter of the Contracts sold by its registered representatives.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the Separate Accounts.

	MMLIS
Year	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2025	$27,262	$35,453
2024	$42,284	$54,987
2023	$52,098	$67,750

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.

	MMLIS
Year	Massachusetts Mutual Variable Annuity Separate Account 1	Massachusetts Mutual Variable Annuity Separate Account 2
2025	$214,390	$156,720
2024	$316,845	$154,651
2023	$301,559	$237.324

We no longer offer the Contract for sale to the public.

The offering is on a continuous basis.

3

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO A DIVISION

The Accumulation Phase
Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the Accumulation Unit Value) for each Division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division
of a Separate Account

You may allocate Purchase Payments among the available Divisions and the GPA. At the end of each Valuation Period, MassMutual will apply Your Purchase Payment (after deducting any applicable Premium Taxes) to each Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the Contract on or prior to the Maturity Date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the Contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a Purchase Payment is received in Good Order in the mail or by wire transfer at MassMutual’s Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the Purchase Payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial Purchase Payment is not applied to purchase Accumulation Units within five Business Days after receipt at MassMutual’s Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The gross investment rate for each Division is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See “General Formulas” for the general formulas used to compute the value of an Accumulation Unit for any Division, and for a hypothetical illustration using such formulas.

The Income Phase

When your Contract approaches its Maturity Date, you may choose to have the Contract Value provide you at maturity with either fixed Annuity Payments (referred to as the Fixed Income Option in your Contract), variable monthly Annuity Payments (referred to as the Variable Income Option in your Contract), or a combination of the two. You also may elect to receive the Contract Value in one

4

lump sum. A Contingent Deferred Sales Charge (as described in the Prospectus) may be deducted from the Accumulated Value of your Contract at maturity. Fixed or variable monthly Annuity Payments may be received under several different payment options.

Fixed Annuity

If you select a fixed annuity, then each Annuity Payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the Contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each Annuity Payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly Annuity Payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a Contract is determined in the following manner. First, the value of amounts attributable to a Contract to each Division is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the Contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a Contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the Contract by their value (the Annuity Unit Value) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at Maturity Date applied to that Division. The purchase rates which will be applied will be those specified in the Contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The interest rate used in calculating the purchase rates will be the assumed investment rate as described in the next section. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the Annuitant or Annuitants. The sex of the Annuitant or Annuitants will also be considered unless the Contract is issued on a unisex basis, including cases issued in connection with an employer- sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

5

General Formulas

General Formulas to Determine Accumulation Unit Value and
Annuity Unit Value for any Division

Gross Investment Rate	=	Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period
Net Investment Factor	=	Gross Investment Rate + 1.00000000 – Asset Charge
Accumulation Unit Value	=	Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor
Annuity Unit Value	=	Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor 1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation
and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was 0.00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be 0.00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (0.00039200 plus 1.00000000 minus 0.00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is 0.00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity
Payments and Number of Annuity Units for any Division

First Variable Monthly Annuity Payment	=	Accumulation Units Applied × Accumulation Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment × Purchase Rate
Number of Annuity Units	=	First Variable Monthly Annuity Payment Annuity Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment
Amount of Subsequent Variable Monthly Annuity Payments	=	Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity
Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × 0.00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the Contract has Annuity Units credited in more than one Division, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

6

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The December 31, 2025 financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Annuity Separate Account 1’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC. The December 31, 2025 financial statements of Massachusetts Mutual Variable Annuity Separate Account 2 and the December 31, 2025financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts MutualVariable Annuity Separate Account 2’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

7

AN1000-SAI

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Separate Account – Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement File No. 033-07724 filed April 25, 2023

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (d)	i.	Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022
	ii.	Qualified Plan Rider – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022
	iii.	Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022
	iv.	Roth Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022
	v.	Simple Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022
Exhibit (e)

Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022

Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

			i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
			ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

	b.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 033-07724 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents (*):
• Company Financial Statements
• Separate Account Financial Statements
ii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	Powers of Attorney for:
		•	Roger W. Crandall
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Mary Jane Fortin
		•	Isabella D. Goren
		•	Bernard A. Harris, Jr.
		•	Michelle K. Lee
		•	Jeffrey M. Leiden
		•	Laura J. Sen
		•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
	ii.	Powers of Attorney for:
		•	Gregory Giardiello
		•	David H. Long
- Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-255824 filed September 4, 2025
	iii.	Power of Attorney for:
		•	Michael Thomas Rollings
- Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.
(*)	Filed herewith

Item 28.       Directors and Officers of the Insurance Company

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 30.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MML Investors Services, LLC is the principal underwriter for this contract. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

(c)

For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Service Arrangements and Distribution” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable.

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Flex Extra contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1
(Registered Separate Account)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

By	ROGER W. CRANDALL* Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature*	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents: • Company Financial Statements • Separate Account Financial Statements